SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

          Date of Report (date of earliest event reported):

                                  June 2, 2003


                          Lehman Brothers Holdings Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        1-9466                                                   13-3216325
   (Commission File Number)                   (IRS Employer Identification No.)

                            745 Seventh Avenue
                            New York, NY       10019
                        (Address of principal (Zip Code)
                          executive offices)

         Registrant's telephone number, including area code:

                                 (212) 526-7000

3

Item 7.           Financial Statements and Exhibits

                  (c)      Exhibits


         The following Exhibit is incorporated by reference into Registration Statement on Form S-3 No. 333-61878 as an exhibit thereto and is filed as part of this Report.


4.01 Global Security representing the Registrant's Nasdaq-100 Index(R)Rebound RANGERSSM, Rebound Risk AdjustiNG Equity Range SecuritiesSM Notes Due May 20, 2007 (filed herewith)

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          LEHMAN BROTHERS HOLDINGS INC.
                                                   (Registrant)




Date:    June 2, 2003                          By:  /s/ Oliver Budde
                                               -------------------------------
                                               Oliver Budde
                                               Vice President

                                  EXHIBIT INDEX



Exhibit No.       Exhibit

4.01 Global Security representing the Registrant's Nasdaq-100 Index(R)Rebound RANGERSSM, Rebound Risk AdjustiNG Equity Range SecuritiesSM Notes Due May 20, 2007